Exhibit 99.1

Slack Announces Update Regarding Conversion of Shares of Class B Common Stock to Shares of Class A Common Stock
San Francisco, CA – June 14, 2019 – Slack Technologies, Inc. today announced that, as of June 13, 2019, there are 180,969,751 shares of Class A common stock outstanding and 323,542,383 shares of Class B common stock outstanding. The number of outstanding shares of Class A common stock does not include restricted stock units (RSUs) held by current and former employees and other service providers that will vest and settle upon listing and public trading and that are expected to be sold throughout the first day of trading to fund personal tax withholding and remittance obligations arising in connection with the RSUs. Only shares of Class A common stock will be listed for trading on the New York Stock Exchange. Slack will provide another update regarding the conversion of shares of Class B common stock to shares of Class A common stock prior to the expected commencement of trading of Class A common stock on the New York Stock Exchange on June 20, 2019. Each outstanding share of Class B common stock is convertible, at any time, at the option of the holder, into one share of Class A common stock.
Slack has filed a Registration Statement on Form S-1 with the Securities and Exchange Commission that registers for resale shares of Class A common stock and that was declared effective on June 7, 2019. Copies of the prospectus relating to the Registration Statement may be obtained from Slack Technologies, Inc. c/o Investor Relations, 500 Howard Street, San Francisco, California 94105, or by email at ir@slack.com.
Forward-Looking Statements
This press release contains “forward-looking statements” within the meaning of the “safe harbor” provisions of the Private Securities Litigation Reform Act of 1995, including but not limited to, the Company’s expected listing on the New York Stock Exchange on June 20, 2019. These forward-looking statements are made as of the date they were first issued and were based on current expectations, estimates, forecasts and projections as well as the beliefs and assumptions of management. Words such as “expect,” “anticipate,” “should,” “believe,” “hope,” “target,” “project,” “goals,” “estimate,” “potential,” “predict,” “may,” “will,” “might,” “could,” “intend,” “shall” and variations of these terms or the negative of these terms and similar expressions are intended to identify these forward-looking statements. Forward-looking statements are subject to a number of risks and uncertainties, many of which involve factors or circumstances that are beyond the Company’s control. The Company’s actual results could differ materially from those stated or implied in forward-looking statements due to a number of factors, including but not limited to, risks detailed in the Company’s Registration Statement on Form S-1 filed with the Securities and Exchange Commission on May 31, 2019 as well as other documents that may be filed by the Company from time to time with the Securities and Exchange Commission. In particular, the following factors, among others, could cause results to differ materially from those expressed or implied by such forward-looking statements: the Company’s recent growth rates may not be indicative of its future growth; the Company may experience quarterly fluctuations in its results of operations due to a number of factors that make its future results difficult to predict and could cause its results of operations to fall below analyst or investor expectations or to fluctuate more than expected; the Company may fail to manage its growth effectively and may be unable to execute its business plan or maintain high levels of service and customer satisfaction; real or perceived errors, failures, vulnerabilities, or bugs in Slack could harm the Company’s business, results of operations, and financial condition; a security incident may allow unauthorized access to the Company’s systems, networks, or data or the data of organizations on Slack, harm its reputation, create additional liability, and harm its financial results; any actual or perceived failure by the Company to comply with privacy, data protection, information security, consumer privacy, data residency, or telecommunications laws, regulations, government access requests, and obligations in one or multiple jurisdictions could result in proceedings, actions, or penalties against the Company and could harm its business and reputation; the risk of interruptions or performance problems, including a service outage, associated with the Company’s technology or infrastructure; the market and software categories in which the Company participates are competitive, new, and rapidly changing, and if it does not compete effectively with established companies as well as new market entrants its business, results of operations, and financial condition could be harmed; a protracted infringement claim, a claim that results in a significant damage award, or a claim that results in an injunction could harm the Company’s results of operations; adverse general economic and market conditions; the Company’s ability to attract and retain qualified employees and key personnel; changes in foreign exchange rates; general political or destabilizing events, including war, conflict or acts of terrorism; and other risks and uncertainties. Past performance is not necessarily indicative of future results. The forward-looking statements included in this press release represent the Company’s views as of the date of this press release. The Company anticipates that subsequent events and developments will cause its views to change. The Company undertakes no intention or obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise. These forward-looking statements should not be relied upon as representing the Company’s views as of any date subsequent to the date of this press release.
Additional information regarding these and other factors that could affect the Company’s results is included in the Company’s SEC filings, which may be obtained by visiting its Investor Relations website at investor.slackhq.com or the SEC's website at www.sec.gov.
Contacts:

Jesse Hulsing	Karesha McGee
Investor Relations	Media Relations
ir@slack.com	pr@slack.com